UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                     CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2001

                                  Global Axcess Corp.
                              Formerly NetHoldings.Com, Inc.
            (Exact name of registrant as specified in its charter.)

                                        Nevada
                       (State of incorporation or organization)

          0-17874                                               88-0199674
(Commission File Number)                                 (I.R.S. Employee
                                                       Identification No.)

2240 Shelter Island Drive, Suite 202, San Diego, California       92106
 (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code:  (619) 243-1163



       (Former name or former address, if changed since last report)

Item 5.  Other Events

On August 28, 2001 Mr. Steven B. Mortesen, former Chairman and Chief Executive Officer of the company through May 30, 2001, has been appointed to the Board of Directors. Mr. Richard Wray, currently Vice-Chairman of the Board, has been appointed CEO and Chairman of the Board. Mr. James H. Collins, CEO/CFO and Director, and Mr. David Fann, Chairman of the Board, are no longer officers or directors of the Company.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Global Axcess Corp.
                                         Formerly NetHoldings.com, Inc.

Dated: August 31, 2001                   By:  /s/ Richard Wray
                                         Richard Wray
                                         Chief Executive Officer, and Director